Prospectus Supplement                                       209751 12/03
dated December 15, 2003 to:

PUTNAM U.S. GOVERNMENT INCOME TRUST
Prospectuses dated January 21, 2003

Effective January 1, 2004, the following change is made.

Under the heading "What are the fund's main investment strategies and related risks?" the section entitled "Other investments" is replaced with the following:

In addition to the main investment strategies described above, we may make other types of investments, such as investments in zero-coupon bonds and certain derivatives including swap contracts, and may write covered call options on portfolio securities, which may be subject to other risks, as described in the fund's statement of additional information (SAI).